UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)               April 5, 2001
                                                              ------------------

                             VendingData Corporation
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        000-25855                                        91-1696010
---------------------------------             ----------------------------------
(Commission File Number)                      (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                     89119
------------------------------------------------------ ---------------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code             (702) 733-7195
                                                        -----------------------

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

         VendingData Corporation (the "Company") is furnishing the information set forth in this Item 9 solely to avoid any issues relating to the Company's compliance with Regulation FD without expressing any view as to whether such information is material information. The information "furnished" in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         The financial projections (the "Projections") set forth below are intended to speak only as of the date of this report and should not be construed as representing projections of the Company's anticipated sales, revenues, costs, expenses, net income, or assumptions or estimates as to future events or outcomes, as to any subsequent date. By furnishing the Projections, the Company is not undertaking, and it disclaims any obligation, to furnish updated or revised projections, or information contained in the Projections, to reflect any events or circumstances occurring or existing at any time after the date of this report. Consequently, the Projections set forth below should not be regarded as a representation by the Company that the Projections, or any one of them, can or will be achieved. The Projections were not prepared with a view toward public disclosure or compliance with the Securities and Exchange Commission's published guidelines regarding projected financial information. The Company's annual and quarterly financial statements, and the accompanying discussion of the Company's financial condition and results of operations, contained in the Company's annual report on Form 10-KSB and quarterly reports on Form 10-QSB filed with the Securities and Exchange Commission after the date of this report will contain disclosures and information regarding the Company's actual results and condition for the periods covered by the Projections. No assurance can be given that the Company can or will attain the results contemplated in the Projections.

         The Projections set forth below, and all statements of management concerning future events or outcomes contained in this report, contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the use of forward-looking terminology, such as the words "will," "anticipate," "believe," "estimate," "expect" and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: general economic or business conditions; the Company's limited operating history; industry trends; changes in business strategy or development plans; availability and terms of capital; changes in or the failure to comply with governmental regulations; dependence on key personnel; market acceptance of the Company's products; inability to protect the Company's intellectual property rights; the continued growth of the gaming industry; vigorous competition in the gaming industry; dependence on existing management; gaming regulations (including actions affecting licensing); and other factors referenced in the Projections and the Company's annual and quarterly reports on file with the Securities and Exchange Commission. As with the Projections, the Company disclaims any obligation to disseminate or furnish any updates or revisions to any forward-looking statement contained in this report to reflect any change in the Company's expectations with regard to the statement or any change in events, conditions or circumstances on which any such statement is based.

I.       THE PROJECTIONS:  THE ASSUMPTIONS

         The description of the Company's business, including its products, such as its shufflers and its SecureDrop(TM) product line, is contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, "Item. 1 - Business."

         The Projections do not include the purchase of certain assets and technology consummated by the Company in March 2001. This asset acquisition is described in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, "Item. 1 - Business." The Company plans to use the assets and technology so acquired to broaden the SecureDrop(TM) product line. Management believes the addition of the acquired assets and technology could add $4 to $6 million in revenue for the year 2002.

         In addition to the foregoing, to achieve the results contained in the Projections, it is assumed that the Company will have obtained the necessary gaming licenses, approvals or approval waivers to sell its products in the following jurisdictions by the date indicated:

         Indiana, April 2001
         New Jersey, May 2001
         Connecticut, June 2001
         Caribbean, August 2001
         Canada, August 2001
         Philippines, May 2001
         Puerto Rico, November 2001
         France, December 2001
         The Netherlands, May 2001
         Monte Carlo, June 2001
         Colorado, September 2001
         Peru, August 2001
         Chile, May 2001

         Acquiring a gaming license or approval can be time consuming and costly. No assurance can be given that the Company will be able to acquire the gaming licenses, approvals or approval waivers or acquire them in a timely manner.

         The Projections assume that when a corporation with multiple casino properties installs SecureDrop(TM) in one property, it will realize the benefits to SecureDrop(TM) and install SecureDrop(TM) in the remaining properties. No assurance can be given that corporate customers will install SecureDrop(TM) in any property or in other properties once the first installation has been completed.

         The Projections assume that, as additional SecureDrop(TM) units are placed, demand will increase for the product as it becomes more accepted in the industry. No assurance can be given that the increase in demand will occur.

         As the Company is currently not profitable, no assurance can be given that the Company will be profitable.

         REVENUES

         SecureDrop(TM) revenues are recognized when the SecureDrop(TM) buckets and bases are installed and the customer has received the SecureDrop(TM) cart, mule and conveyor. Rental revenue from the Company's shufflers is recognized on a monthly basis after installation. Revenue on shuffler sales is recognized when the shufflers are shipped.

         SECUREDROP(TM)

         The Company has installed, through December 31, 2000, a total of 15,933 SecureDrop(TM) 2000 and 2804 SecureDrop(TM) 3000 units in 26 properties in the United States and internationally. Domestically, the Company has contracts or contracts pending approval with over 12 casino properties for the purchase and installation of 18,000 units that the Company expects to ship in the first half of 2001. The Company has several domestic customers, representing approximately one third of the current installed base, who operate multiple properties controlling an additional 50,000 gaming machines. Management believes it will install between 15,000 and 20,000 SecureDrop(TM) units in the additional machines during the third and fourth quarters of 2001. The Company has signed contracts or contracts pending approval with 12 international casino properties for the purchase of 4,100 units. Management expects to ship these units in the second and third quarters of 2001. The Company has installed 2,100 units for five international customers who operate multiple properties controlling an additional 90,000 gaming machines. Management believes it will install 3,000 SecureDrop(TM) units into these additional machines in 2001 and 6,000 SecureDrop(TM) units in 2002.

--------------------------------------------------------------------------------
SecureDrop(TM) Sales       Price/Unit                       Units
                                          --------------------------------------
    Product                   ($)                2001 Sales         2002 Sales
--------------------------------------------------------------------------------
  Bucket 2000                 110                  63,040           100,000
--------------------------------------------------------------------------------
  Bucket 3000                 200                   6,800           15,300
--------------------------------------------------------------------------------
  Bucket 5000                 400                     0             14,250
--------------------------------------------------------------------------------
  Mule & Cart               37,500*                  63               98
--------------------------------------------------------------------------------
  Push Cart                  24,500                  37               78
--------------------------------------------------------------------------------
  Soft Drop Cart             14,000                   5               40
--------------------------------------------------------------------------------
*THE COMPANY WILL BE OFFERING INTRODUCTORY PRICING THROUGH THE 1ST QUARTER OF 2001.

         SHUFFLERS

         Through year ended December 31, 2000, the Company has installed 443 Random Ejection Shufflers(TM), 334 of which are on a rental basis and 109 of which were sold, at 59 properties.

         The Company is currently pursuing contracts with over 30 casinos for the installation of approximately 240 Random Ejection Shuffler(TM) units (185 rentals and 55 sales). Management expects the majority of these units to be installed during the third and fourth quarters of 2001. The Company is also pursuing contracts for the installation of 60 Continuous shufflers, most of which will be installed in the third and fourth quarters of 2001.

--------------------------------------------------------------------------------
     Product                   Monthly Rental/                  Units
--------------------------------------------------------------------------------
                                   units ($)
--------------------------------------------------------------------------------
SHUFFLER RENTALS                                 2001 RENTALS       2002 RENTALS
--------------------------------------------------------------------------------
         Random Ejection        275-325               530                650
--------------------------------------------------------------------------------
         Continuous             300-325               200                320
--------------------------------------------------------------------------------
         Specialty                450                  0                 230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHUFFLER SALES                                    2001 SALES         2002 SALES
--------------------------------------------------------------------------------
         Random Ejection          6500                97                 133
--------------------------------------------------------------------------------
         Continuous               7500                48                 120
--------------------------------------------------------------------------------
         Specialty                8950                 0                 104
--------------------------------------------------------------------------------

         The following table reflects the revenue breakdown projections by product. (Figures are in thousands of dollars.)

---------------------------------- ----------------------- -------------------
          Product                           2001                    2002
                                          Revenues                Revenues
---------------------------------- ----------------------- -------------------
SECUREDROP(TM) REVENUES
---------------------------------- ----------------------- -------------------
   Bucket 2000                                     $6,934             $11,000
---------------------------------- ----------------------- -------------------
   Bucket 3000                                      1,490               3,825
---------------------------------- ----------------------- -------------------
   Bucket 5000                                          0               7,055
---------------------------------- ----------------------- -------------------
   Mule & Cart                                      2,350               3,675
---------------------------------- ----------------------- -------------------
   Push Cart                                          906               1,911
---------------------------------- ----------------------- -------------------
   Soft Drop                                           70                 560
---------------------------------- ----------------------- -------------------
SHUFFLER REVENUES
---------------------------------- ----------------------- -------------------
   Random Ejection Shufflers(TM)
   (rental and sales)                               2,224               3,185
---------------------------------- ----------------------- -------------------
   Continuous Shufflers
   (rental and sales)                                 745               1,933
---------------------------------- ----------------------- -------------------
   Specialty Shufflers                                  0               1,578
---------------------------------- ----------------------- -------------------
TOTAL SALES                                       $14,720             $34,722
---------------------------------- ----------------------- -------------------

         DIRECT COST OF GOODS SOLD

------------------------------------------------------ ------------ ------------
          Product                                          2001         2002
                                                           Costs        Costs
------------------------------------------------------ ------------ ------------
SECUREDROP(TM) COSTS
------------------------------------------------------ ------------ ------------
   Bucket 2000                                              $3,152       $5,000
------------------------------------------------------ ------------ ------------
   Bucket 3000                                                 476        1,071
------------------------------------------------------ ------------ ------------
   Bucket 5000                                                   0        1,339
------------------------------------------------------ ------------ ------------
   Mule & Cart                                                 756        1,176
------------------------------------------------------ ------------ ------------
   Push Cart                                                   333          702
------------------------------------------------------ ------------ ------------
   Soft Drop                                                    23          110
------------------------------------------------------ ------------ ------------
SHUFFLER COSTS
------------------------------------------------------ ------------ ------------
   Random Ejection Shufflers(TM)(rentals and sales)            548          620
------------------------------------------------------ ------------ ------------
   Continuous Shufflers (rentals and sales)                    169          433
------------------------------------------------------ ------------ ------------
   Specialty Shufflers                                           0          179
------------------------------------------------------ ------------ ------------
 TOTAL COSTS                                                 5,457       10,630
------------------------------------------------------ ------------ ------------

         EXPENSES

         General and administrative expenses as a percentage of sales decrease through the year, reaching 21% by fourth quarter. This decrease is attributable to efficiency in administration as volume increases. The Company plans to increase the sales force from 4 to 14 by the end of 2001, then to 32 by the end of 2002.

         Research and development expenses decrease during 2001 as the SecureDrop(TM) 5000 System is completed.

         Finance, Human Resources and MIS departments plan to increase the number of employees from an aggregate of 4 to 6 by the end of 2001 and then to 9 by the end of 2002.

         GROSS MARGINS AND NET INCOME

         Gross margins improve throughout the year, reaching 56% by the fourth quarter of 2001 and 66% by the end of 2002, primarily due to:

o Efficiency in manufacturing as volumes increase thus reducing manufacturing expense; o Improved product sourcing from subcontractors in Asia; and o Higher prices/higher margins for the SecureDrop(TM) Series 5000.

         The Company anticipates it will be profitable by the third quarter of 2001, ending the full year with approximately $600 thousand in net income. Net income for 2002 is projected to be $12 million.

         NEW PRODUCTS LAUNCH

         Field trials and beta testing of the SecureDrop(TM) 5000 System are planned for the second quarter of 2001. Field trials and beta testing of the specialty shuffler are planned for the third quarter of 2001, with the first product shipments anticipated in the first quarter of 2002.

II.      THE PROJECTIONS


                      VENDINGDATA CORPORATION CONSOLIDATED
                   QUARTERLY PROFORMA STATEMENT OF OPERATIONS
                       MARCH 31, 2001 TO DECEMBER 31, 2002

                                                                             2001
                                Q1         Q2          Q3         Q4         TOTAL
                           -----------------------------------------------------------
SecureDrop                     488,400  2,464,000   4,076,000   4,722,500  11,750,900
Shuffler rental                303,025    431,100     564,525     680,875   1,979,525
Shuffler sale                   45,500    273,000     336,000     336,000     990,500
                           -----------------------------------------------------------
Total revenue                  836,925  3,168,100   4,976,525   5,739,375  14,720,925

SecureDrop COGS                194,000    998,000   1,676,000   1,871,500   4,739,500
Shuffler Rental Depreciation    98,559     98,559      92,994      93,692     383,803
Shuffler COGS                   15,400     92,400     112,800     112,800     333,400
Manufacturing                  390,000    290,000     200,000     150,000   1,030,000
Service cost                   228,401    215,989     223,500     268,775     936,665
                           -----------------------------------------------------------
COGS total                     926,360  1,694,948   2,305,294   2,496,767   7,423,368

Gross profit                   (89,435) 1,473,152   2,671,232   3,242,608   7,297,557

General & administrative
    Sales                      324,887    511,762     692,408     714,545   2,243,602
    Executive                  301,785    331,473     390,848     390,848   1,414,954
    Finance                    100,766    113,360     118,100     127,579     459,805
Operating income                     -          -           -           -           -
Before development costs      (816,874)   516,557   1,469,876   2,009,636   3,179,196
Development costs                    -          -           -           -           -
    SecureDrop                 233,034    201,422     169,733     169,733     773,921
    Shuffler                    79,580     81,110      81,110      81,110     322,909
                           -----------------------------------------------------------
Income from operations      (1,129,487)   234,025   1,219,034   1,758,794   2,082,366

Interest expense               357,951    398,228     377,491     356,446   1,490,117
                           -----------------------------------------------------------
Income before taxes         (1,487,439)  (164,203)    841,543   1,402,348     592,249
Provision for income taxes           -          -           -           -           -
                           -----------------------------------------------------------
Net income                 $(1,487,439) $(164,203)  $ 841,543  $1,402,348   $ 592,249

EBITDA                      $ (947,528) $ 410,584  $1,384,627  $1,919,686  $2,767,369

                                                                     (continued)

                                                                            2002
                                Q1          Q2         Q3         Q4        TOTAL
                            ----------------------------------------------------------
SecureDrop                    5,618,500  6,616,000  7,201,250  8,589,000    28,024,750
Shuffler rental                 791,250    930,750  1,070,250  1,209,750     4,002,000
Shuffler sale                   529,750    554,250    769,050    842,250     2,695,300
                           -----------------------------------------------------------
Total revenue                 6,939,500  8,101,000  9,040,550 10,641,000    34,722,050

SecureDrop COGS               2,048,000  2,261,500  2,396,000  2,693,000     9,398,500
Shuffler Rental Depreciation    105,225    117,300    129,375    141,450       493,350
Shuffler COGS                   170,000    162,000    195,600    210,600       738,200
Manufacturing                   135,000    135,000    135,000    135,000       540,000
Service cost                    307,413    324,700    351,400    391,675     1,375,188
                           -----------------------------------------------------------
COGS total                    2,765,638  3,000,500  3,207,375  3,571,725    12,545,238

Gross profit                  4,173,863  5,100,500  5,833,175  7,069,275    22,176,813

General & administrative
    Sales                     1,027,672  1,243,489  1,498,702  1,707,032     5,476,894
    Executive                   468,330    470,111    473,674    480,072     1,892,186
    Finance                     165,041    173,380    173,665    176,370       688,456
Operating income                      -          -          -          -             -
Before development costs      2,512,819  3,213,520  3,687,134  4,705,802    14,119,276
Development costs                     -          -          -          -             -
    SecureDrop                  179,916    179,916    179,916    183,515       723,264
    Shuffler                     85,976     85,976     85,976     85,976       343,906
                           -----------------------------------------------------------
Income from operations        2,246,926  2,947,627  3,421,241  4,436,311    13,052,106

Interest expense                335,675    290,754    211,471    165,526     1,003,427
                           -----------------------------------------------------------
Income before taxes           1,911,252  2,656,873  3,209,770  4,270,785    12,048,679
Provision for income taxes            -          -          -          -             -
                           -----------------------------------------------------------
Net income                 $ $1,911,252 $2,656,873 $3,209,770 $4,270,785   $12,048,679

EBITDA                       $2,413,951 $3,123,127 $3,608,816 $4,635,961   $13,781,856


                                          VENDINGDATA CORPORATION CONSOLIDATED
                                            QUARTERLY PROFORMA BALANCE SHEET
                                         DECEMBER 31, 2000 TO DECEMBER 31, 2002

                                 Dec-00     Mar-01     Jun-01     Sep-01     Dec-01     Mar-02     Jun-02     Sep-02     Dec-02
                               -----------------------------------------------------------------------------------------------------
      ASSETS
Current Assets
    Cash                         $432,069   $147,599   $822,254 $1,032,918   $365,127   $767,230  $1,071,559    $953,025  $2,132,067
    Accounts receivable           885,337    709,463  1,671,375  1,661,138  2,826,201  3,477,000   4,051,500   4,692,900   5,505,375
    Other receivables              45,445     45,445     45,445     45,445     45,445     45,445      45,445      45,445      45,445
    Vending inventory                   -          -          -          -          -          -           -           -           -
    Secure drop inventory         892,598    667,598    442,598    457,200  1,099,650  1,005,375   1,113,750   1,213,500   1,366,500
    Shuffler inventory            646,407    526,407    406,407    286,407    166,407    162,000     162,000     195,600     210,600
    Prepaid expenses               55,142     55,142    260,142    215,142    170,142    125,142      80,142      35,142      20,142
                               -----------------------------------------------------------------------------------------------------
      Total Current             2,956,998  2,151,653  3,648,221  3,698,249  4,672,972  5,582,192   6,524,396   7,135,612   9,280,129

Property & equipment              894,568    842,968    796,768    755,968    720,568    690,568     664,168     637,768     611,368
VendingData on rent                     -          -          -          -          -          -           -           -           -
SecureDrop on rent                      -          -          -          -          -          -           -           -           -
Shufflers on rent               1,545,940  1,531,181  1,674,122  1,881,629  2,069,137  2,174,912   2,282,612   2,378,237   2,461,787
Intangible assets                 239,186    237,386    235,586    233,786    231,986    230,186     228,386     226,586     224,786
Deferred interest                 631,673    574,673    517,673    460,673    403,673    346,673     289,673     232,673     175,673
Deposits                          591,266    555,266    519,266    483,266    447,266    411,266     375,266     339,266     303,266
                               -----------------------------------------------------------------------------------------------------
      Total Assets             $6,859,631 $5,893,127 $7,391,636 $7,513,571 $8,545,602 $9,435,797 $10,364,501 $10,950,142 $13,057,009
                               =====================================================================================================

                                                                     (continued)

                           Dec-00       Mar-01      Jun-01     Sep-01      Dec-01       Mar-02      Jun-02      Sep-02     Dec-02
                         -----------------------------------------------------------------------------------------------------------
Current Liabilities
    Working capital
     line of credit        $450,000    $450,000    $450,000    $450,000    $450,000    $450,000    $450,000    $450,000          $0
    Leases payable        1,715,227   1,580,227   1,445,227   1,310,227   1,175,227   1,040,227     905,227     770,227     635,227
    Notes payable         1,766,000   2,266,000   2,266,000   1,916,000   1,916,000   1,416,000   1,416,000   1,416,000           -
    Accounts payable        952,512   1,002,512   1,002,512   1,002,512   1,002,512     836,373     913,123   1,010,748   1,112,748
    Accrued expenses        405,722     405,722     405,722     405,722     405,722     405,722     405,722     405,722     405,722
    Accrued interest        310,152     295,152     280,152     265,152     250,152     235,152     220,152     205,152     190,152
    Convertible debt              -           -           -           -           -           -           -           -           -
    Stockholder loans       109,358     120,211     122,841      93,151      62,752      47,752      32,752      17,752       2,752
    Customer deposits       281,254     356,254     431,254     506,254     581,254     656,254     731,254     786,254     801,254
                         -----------------------------------------------------------------------------------------------------------
      Total Current
          Liabilities     5,990,225   6,476,078   6,403,708   5,949,018   5,843,619   5,087,480   5,074,230   5,061,855   3,147,855

Other long term debt
Leases payable            3,030,573   3,089,661   2,848,749   2,607,837   2,366,925   2,126,013   1,885,101   1,644,189   1,403,277
Convertible debt          3,250,000   3,250,000   5,250,000   5,250,000   5,250,000   5,250,000   3,800,000   1,500,000   1,500,000
Stockholder loans           151,836     136,836     121,836     106,836      91,836      76,836      61,836           -           -
Deferred charges            198,769     189,769     180,769     171,769     162,769     153,769     144,769     135,769     126,769
                         -----------------------------------------------------------------------------------------------------------
      Total Liabilities  12,621,403  13,142,344  14,805,062  14,085,460  13,715,149  12,694,098  10,965,936   8,341,813   6,177,901

Stockholders' equity
    Common stock, $.001
     par value               10,855      10,855      10,855      10,855      10,855      10,855      10,855      10,855      10,855
    Additional
     paid-in-capital     17,238,756  17,238,756  17,238,756  17,238,756  17,238,756  17,238,756  17,238,756  17,238,756  17,238,756
    Retained earnings   (23,011,383)(24,498,828)(24,663,037)(23,821,500)(22,419,158)(20,507,912)(17,851,046)(14,641,282)(10,370,503)
                         -----------------------------------------------------------------------------------------------------------
      Total stockholders'
        equity           (5,761,772) (7,249,217) (7,413,426) (6,571,889) (5,169,547) (3,258,301)   (601,435)  2,608,329   6,879,108
      Total Liabilities
        and Stockholders'
        Equity           $6,859,631  $5,893,127  $7,391,636  $7,513,571  $8,545,602  $9,435,797 $10,364,501 $10,950,142 $13,057,009
                         ===========================================================================================================

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     VENDINGDATA CORPORATION



Date:        April 5, 2001           By:   /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                     Its:  President and Chief Executive Officer